EXHIBIT 24.(b)(5)(iii)

                                                         NOT FOR USE IN NEW YORK

[LOGO]                         Address: P.O. Box 9505, Portsmouth, NH 03802-9505
       Overnight mailing address: 164 Corporate Drive, Portsmouth, NH 03801-6815
                           Home Office: Bloomfield Hills, MI Phone: 800-344-1029
                                                Web Address: www.jhannuities.com

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Application for Venture(R)

Flexible Payment Deferred
Variable Annuity Application

-  Payment or original exchange/transfer
   Paperwork must accompany Application

-  Include any state required
   Replacement Forms


APPVEN0507                                                           0608: 70274

1. ACCOUNT REGISTRATION

   APPLICATION SOLICITED IN THE STATE OF [ ][ ]

   A. NON-QUALIFIED (SELECT ONLY ONE OWNERSHIP TYPE)   B. QUALIFIED (SELECT ONLY ONE PLAN TYPE)
   [ ] Individual   [ ] Trust      [ ] Corporation     [ ] Traditional IRA, Tax year________ [ ] Inherited/Beneficiary IRA
   [ ] UGMA/UTMA    [ ] Charitable Remainder Trust     [ ] Roth IRA, Tax year________        [ ] 403(b) Non-ERISA
                                                       [ ] SEP IRA                           [ ] 403(b) ERISA
   Other _______________________________________       [ ] SIMPLE IRA                        [ ] Individual 401(k)
                                                       [ ] Other _________________________

2. PURCHASE PAYMENT (MINIMUM $2,000 QUALIFIED; $5,000 NON-QUALIFIED)
   PAYMENT OR ORIGINAL EXCHANGE/TRANSFER PAPERWORK MUST ACCOMPANY APPLICATION.

   A. DIRECT PAYMENT/AMOUNT $______________________              B. TRANSFER/ESTIMATED AMOUNT (INCLUDE TRANSFER PAPERWORK)

   [ ] Check                                                     [ ] Non-Qualified 1035 Exchange $_______________________
       payable to John Hancock Life Insurance Company (U.S.A.)
                                                                 [ ] Qualified Direct Transfer $_______________________

   [ ] Wire                                                      [ ] Qualified Rollover from another carrier $______________
       contact us for wiring instructions

3. OWNER  [ ] Male      [ ] Female     [ ] Trust/Entity          CO-OWNER         [ ] Male     [ ] Female       [ ] Trust/Entity

   -----------------------------------------------------------   -----------------------------------------------------------------
   Owner's Name (First, Middle, Last or Name of Trust/Entity)    Co-owner's Name (First, Middle, Last or Name of Trust/Entity)

   -----------------------------------------------------------   -----------------------------------------------------------------
   Mailing Address                                               Mailing Address

   -----------------------------------------------------------   -----------------------------------------------------------------
   City, State, Zip                                              City, State, Zip

   -----------------------------------------------------------   -----------------------------------------------------------------
   Residential Address (Required if different from mailing or    Residential Address (Required if different from mailing or
    address is PO Box)                                            address is PO Box)

   -----   -----   -----------   ----------------------------    -----   -----   ------------   ----------------------------------
   Date of Birth (mm dd yyyy)    Social Security/Tax             Date of Birth (mm dd yyyy)     Social Security/Tax Identification
                                 Identification Number                                          Number

   -----------------------------------------------------------
   Client Brokerage Account Number

4. ANNUITANT (IF DIFFERENT THAN OWNER)  [ ] Male    [ ] Female   CO-ANNUITANT (IF DIFFERENT THAN CO-OWNER)    [ ] Male  [ ] Female

   -----------------------------------------------------------   -----------------------------------------------------------------
   Annuitant's Name (First, Middle, Last or Name of              Co-annuitant's Name (First, Middle, Last or Name of Trust/Entity)
    Trust/ Entity)

   -----------------------------------------------------------   -----------------------------------------------------------------
   Mailing Address                                               Mailing Address

   -----------------------------------------------------------   -----------------------------------------------------------------
   City, State, Zip                                              City, State, Zip

   -----------------------------------------------------------   -----------------------------------------------------------------
   Residential Address (Required if different from mailing or    Residential Address (Required if different from mailing or
    address is PO Box)                                            address is PO Box)

   -----   -----   -----------   ----------------------------    -----   -----   ------------   ----------------------------------
   Date of Birth (mm dd yyyy)    Social Security/Tax             Date of Birth (mm dd yyyy)     Social Security/Tax Identification
                                 Identification Number                                          Number

APPVEN0507                                                           0608: 70274

[LOGO]
                                                                Important Notice

                                                      FAXED APPLICATION REMINDER

Please remember to include all pages of this application if you are submitting via fax. THE FRONT COVER CONTAINS IMPORTANT INFORMATION AND IS REQUIRED TO PROCESS YOUR APPLICATION CORRECTLY.

Any application received WITHOUT ALL PAGES will be considered NOT IN GOOD ORDER and may delay processing.

Should you have any questions, please contact us at 800-334-4437 or visit www.jhannuities.com for more information.

0608: 1315 1029

5. BENEFICIARY/IES (Total % of proceeds to primary beneficiaries must equal 100% and total % of proceeds to contingent beneficiaries must equal 100%)

   IF THERE ARE CO-OWNERS, THE SURVIVING OWNER IS THE PRIMARY BENEFICIARY. CONTINGENT BENEFICIARY(IES) RECEIVE PROCEEDS ONLY IF PRIMARY BENEFICIARY(IES) PRE-DECEASE THE OWNER. IF YOU WISH TO RESTRICT THE DEATH PAYMENT OPTIONS FOR YOUR BENEFICIARY(IES), PLEASE COMPLETE THE SEPARATE RESTRICTED BENEFICIARY FORM. IF YOU HAVE ADDITIONAL BENEFICIARIES, PLEASE USE THE REMARKS
   SECTION 8 TO CONTINUE.


   BENEFICIARY #1: [X] PRIMARY                                  BENEFICIARY #2:    [ ] PRIMARY      [ ]CONTINGENT

   ________% of proceeds [ ] Male [ ] Female  [ ] Trust/Entity   ________% of proceeds   [ ] Male  [ ] Female     [ ] Trust/Entity

   -----------------------------------------------------------   -----------------------------------------------------------------
   Primary Beneficiary's Name (First, Middle, Last or Name of    Primary Beneficiary's Name (First, Middle, Last or Name of
    Trust/Entity)                                                 Trust/Entity)

   -----------------------------------------------------------   -----------------------------------------------------------------
   Relationship to Owner                                         Relationship to Owner

   -----   -----   -----------   ----------------------------    -----   -----   ------------   ----------------------------------
   Date of Birth (mm dd yyyy)    Social Security/Tax             Date of Birth (mm dd yyyy)     Social Security/Tax Identification
                                 Identification Number                                          Number

   -----------------------------------------------------------   -----------------------------------------------------------------
   BENEFICIARY  #3:  [ ] PRIMARY  [ ] CONTINGENT                 BENEFICIARY #4:      [ ] PRIMARY     [ ] CONTINGENT

   ________% of proceeds [ ] Male [ ] Female  [ ] Trust/Entity   ________% of proceeds   [ ] Male  [ ] Female     [ ] Trust/Entity

   -----------------------------------------------------------   -----------------------------------------------------------------
   Primary Beneficiary's Name (First, Middle, Last or Name of    Primary Beneficiary's Name (First, Middle, Last or Name of
    Trust/Entity)                                                 Trust/Entity)

   -----------------------------------------------------------   -----------------------------------------------------------------
   Relationship to Owner                                         Relationship to Owner

   -----   -----   -----------   ----------------------------    -----   -----   ------------   ----------------------------------
   Date of Birth (mm dd yyyy)    Social Security/Tax             Date of Birth (mm dd yyyy)     Social Security/Tax Identification
                                 Identification Number                                          Number

6. OPTIONAL DEATH BENEFITS

   (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY.)

   [ ] ANNUAL STEP-UP DEATH BENEFIT

7. OPTIONAL WITHDRAWAL BENEFITS

   (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY. INVESTMENT RESTRICTIONS APPLY. PLEASE SEE SECTION 9.)

   PLEASE CHOOSE ONLY ONE RIDER:

   INCOME PLUS FOR LIFE      PRINCIPAL PLUS FOR LIFE      [ ] PRINCIPAL RETURNS
   (Quarterly Step-Up Review)
   [ ] Single Life          [ ] Plus Automatic Annual Step-Ups
   [ ] Joint Life           [ ] Principal Plus For Life Classic

   If Joint Life version is elected, for Qualified Registrations the spouse must be the sole primary beneficiary designated in Section 5. For Non-Qualified Registrations the spouse must be either the co-owner designated in Section 3 or the sole primary beneficiary designated in
   Section 5.

8. REMARKS

APPVEN0507                                                           0608: 70274

9. INITIAL INVESTMENT ALLOCATIONS

   USE THIS SECTION ONLY IF YOU ELECT AN OPTIONAL WITHDRAWAL BENEFIT IN
   SECTION 7.


           MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LTD

   ______% LIFESTYLE GROWTH (Not Available with Principal Returns)
           80% Stocks
           20% Bonds
   ______% LIFESTYLE BALANCED        ______% LIFESTYLE MODERATE         ______% LIFESTYLE CONSERVATIVE
           60% Stocks                        40% Stocks                         20% Stocks
           40% Bonds                         60% Bonds                          80% Bonds

           VARIABLE PORTFOLIOS
   ______% AMERICAN FUNDS            ______% AMERICAN FUNDS             ______% AMERICAN FUNDS
           AMERICAN ASSET                    AMERICAN FUNDAMENTAL               AMERICAN GLOBAL
           ALLOCATION                        HOLDINGS                           DIVERSIFICATION

   ______% MFC GIM(1) FRANKLIN       ______% MFC GIM(1) INDEX           ______% MFC GIM(1)
           TEMPLETON FOUNDING                ALLOCATION TRUST                   MONEY MARKET
           ALLOCATION

   ______% DIMENSIONAL DISCIPLINED   ______% T. ROWE PRICE              ______% WELLINGTON MANAGEMENT
           DIVERSIFICATION                 CAPITAL APPRECIATION VALUE           CORE ALLOCATION PLUS

           DOLLAR COST AVERAGING FUNDS
   ______% 6 month DCA (Must also complete section 10)
   ______% 12 month DCA (Must also complete section 10)
      100% TOTAL

   IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 10. IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO SECTION 13.

                           (1) MFC Global Investment Management (U.S.A.) Limited

10. OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source fund is depleted. If the Transfer date is a weekend or holiday, the transfer will occur on the next business
      day. START DATE:  ______  _____   _______
                               (mm dd yyyy)

   SOURCE FUND                                                   DESTINATION FUND(s) AND % TO ALLOCATE  (MUST EQUAL 100%)
   [ ]  6 month DCA Fund           [ ] 12 month DCA Fund

                                                                 __________________________________ __________%
   [ ]  Money Market Fund          [ ]  Other Source Fund        Fund Name/Model

                                   _______________________       __________________________________ __________%
                                                                 Fund Name/Model

                                                                 __________________________________ __________%
   If Money Market or Other Source Fund elected, indicate        Fund Name/Model
   amount to be transferred each month.
   $____________________                                         __________________________________ __________%
                                                                 Fund Name/Model

                                                                 If you elected an Optional Withdrawal Benefit, Destination Funds must be from the investment options listed in Section 9.

APPVEN0507                                                           0608: 70274

11. INITIAL INVESTMENT ALLOCATIONS

USE THIS SECTION ONLY IF YOU DID NOT ELECT AN OPTIONAL WITHDRAWAL BENEFIT IN
SECTION 7.


            MFC GLOBAL INVESTMENT                               _____   % Munder Capital Small Cap Opportunities
            MANAGEMENT (U.S.A.) LTD                             _____   % PIMCO Global Bond
   _____ %  Lifestyle Aggressive                                _____   % PIMCO Total Return
   _____ %  Lifestyle Growth                                    _____   % Pzena Classic Value
   _____ %  Lifestyle Balanced                                  _____   % RCM/T. Rowe Price Science & Technology
   _____ %  Lifestyle Moderate                                  _____   % T. Rowe Price Blue Chip Growth
   _____ %  Lifestyle Conservative                              _____   % T. Rowe Price Capital Appreciation Value
                                                                _____   % T. Rowe Price Equity-Income
            VARIABLE PORTFOLIOS                                 _____   % T. Rowe Price Health Sciences
   _____ %  American Funds American Asset Allocation            _____   % T. Rowe Price Small Company Value
   _____ %  American Funds American Bond                        _____   % Templeton(R) International Small Cap
   _____ %  American Funds American Fundamental Holdings        _____   % Templeton(R) International Value
   _____ %  American Funds American Global Diversification      _____   % UBS Global AM Global Allocation
   _____ %  American Funds American Global Growth               _____   % Van Kampen Value
   _____ %  American Funds American Global Small Cap            _____   % Wellington Management Core Allocation Plus
   _____ %  American Funds American Growth                      _____   % Wellington Management Investment Quality Bond
   _____ %  American Funds American Growth-Income               _____   % Wellington Management Mid Cap Intersection
   _____ %  American Funds American High-Income Bond            _____   % Wellington Management Mid Cap Stock
   _____ %  American Funds American International               _____   % Wellington Management Natural Resources
   _____ %  American Funds American New World                   _____   % Wellington Management Small Cap Growth
   _____ %  Capital Guardian Income & Value                     _____   % Wellington Management Small Cap Value
   _____ %  Capital Guardian U.S. Large Cap                     _____   % Western Asset High Yield
   _____ %  Davis Financial Services                            _____   % Western Asset Strategic Bond
   _____ %  Davis Fundamental Value                             _____   % Western Asset U.S. Government Securities
   _____ %  DeAM Real Estate Securities
   _____ %  Dimensional Disciplined Diversification                       MONEY MARKET
   _____ %  GMO International Core                              _____   % MFC GIM (1) Money Market
   _____ %  Jennison Capital Appreciation
                                                                          DOLLAR COST AVERAGING
   _____ %  Legg Mason Funds Management Core Equity
                                                                _____   % 6 Month DCA (must also complete section 12)
   _____ %  Marsico International Opportunities
                                                                _____   % 12 Month DCA (must also complete section 12)
   _____ %  MFC GIM (1)Franklin Templeton Founding Allocation
   _____ %  MFC GIM (1) Index Allocation
                                                                          FIXED ACCOUNTS
   _____ %  MFC GIM (1) Mid Cap Index
                                                                1 Year
                                                                Fixed
                                                                not
                                                                currently
                                                                available
                                                                _____   % 1 year Fixed Account
                                                                          (not available in Oregon)
   _____ %  MFC GIM (1) Pacific Rim
   _____ %  MFC Global U.S. High Income                          100% TOTAL


   IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 12.
   IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO SECTION 13.

                           (1) MFC Global Investment Management (U.S.A.) Limited

12. OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source Fund is depleted. If the transfer date is a weekend or holiday, the transfer will occur on the next business
      day. START DATE: ------  -----   -------
                          (mm dd yyyy)

   SOURCE FUND                                                   DESTINATION FUND(s) AND % TO ALLOCATE  (MUST EQUAL 100%)
   [ ] 6 month DCA Fund        [ ] 12 month DCA Fund             ---------------------------------- ----------%
   [ ] Money Market Fund       [ ] Other Source Fund             Fund Name

                                   --------------------------    ---------------------------------- ----------%
                                                                 Fund Name

                                                                 ---------------------------------- ----------%
   If Money Market or Other Source Fund elected,                 Fund Name
   indicate amount to be transferred each month
   $____________________                                         ---------------------------------- ----------%
                                                                 Fund Name

APPVEN0507                                                           0608: 70274

13.   STATE DISCLOSURES

      FOR APPLICANTS IN ALL STATES EXCEPT AK, AZ, CO, DE, DC, FL, ID, IN, KY, ME, NE, NJ, NM, OH, OK, OR, PA, TN, VA, WA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

      FOR AK APPLICANTS: A person who knowingly and with intent to injure, defraud, or deceive an insurance company files a claim containing false, incomplete, or misleading information may be prosecuted under state law.

      FOR AZ APPLICANTS: On written request, the Company is required to provide you, within a reasonable time, factual information regarding the benefits and provisions of your annuity contract. If, for any reason you are not satisfied with your annuity contract, you may return it within ten days, OR WITHIN THIRTY DAYS IF YOU ARE SIXTY-FIVE YEARS OF AGE OR OLDER ON THE DATE OF THE APPLICATION FOR YOUR ANNUITY CONTRACT, after the contract is delivered and receive a refund of all monies paid. For your protection, state law required the following statements to appear on this form. Any person who knowingly presents a false or fraudulent claim for payment of a loss is subject to criminal and civil penalties.

      FOR CO APPLICANTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

      FOR DE, ID, IN, OK APPLICANTS: Any person who knowingly and with intent to injure, defraud, or deceive an insurance company files a statement of claim containing false, incomplete, or misleading information is guilty of a felony.

      FOR DC APPLICANTS: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

      FOR FL APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE AN INSURANCE COMPANY FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

      FOR KY, NE, PA APPLICANTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

      FOR ME, TN, VA, WA APPLICANTS: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

      FOR NJ APPLICANTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

      FOR NM APPLICANTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

      FOR OH RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

      FOR OR RESIDENTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

      FOR CT & NJ RESIDENTS ONLY: All declarative portions of this application are to the best of my/our knowledge and belief.

      MILITARY SALES: This product is not intended to be sold to active duty service members on military installations.

14.   NOTICE: FOR CALIFORNIA OWNER(s)/ANNUITANT(s) 60 OR OLDER ONLY

      Under California law, there is a 30 Day Right to Review your contract. The amount that will be returned to you if you cancel your Contract during this 30 day period will depend on the election below which designates where your Payments will be allocated during the Right to Review period. Please check one of the following boxes. IF YOU DO NOT CHECK ONE OF THESE BOXES, WE WILL ALLOCATE YOUR PAYMENT TO THE MONEY MARKET PORTFOLIO.

      [ ] I/We wish to immediately invest in the variable Investment Options elected in either Section 9 or 11. If my/our Contract is cancelled within 30 days, the Contract Value will be returned to me/us.

      [ ] I/We authorize the company to allocate my payment to the Money Market portfolio for a period of 35 calendar days. On the 35th day (or next business day) transfer my Contract Value to the investment selection(s) elected in either Section 9 or 11. If I cancel my/our contract within 30 days, any Payments will be returned.

APPVEN0507                                                           0608: 70274

   GOOD ORDER CHECKLIST TO EXPEDITE YOUR ANNUITY BUSINESS
   -----------------------------------------------------------------------------
   [ ] Have the contract owner(s), annuitant(s) (if different from the owner), and advisor signed and dated all of the required paperwork?

   [ ] If applicable, is the 1035 Exchange/Rollover/Transfer form signed and dated by all required parties? Are all relevant sections complete?

   [ ] If necessary, is the appropriate state replacement form signed and dated?

         - Use the Replacement Form Reference Guide in the Business Forms Booklet to help verify which form is needed.

         - Signature on the replacement form must be dated on or before the date the application is signed.

   [ ] Is the state name the same in Sections 1, 3, and 15 of the application?
       If not, please complete Alternate Issue State Verification Form located in the Business Forms Booklet.

15. ACKNOWLEDGMENTS/SIGNATURES

   STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situations, and needs.

   [ ] YES  [ ] NO  Does the annuitant or applicant(s) have any existing annuity or insurance policies?
   [ ] YES  [ ] NO  Will the purchase of this annuity replace or change any other insurance or annuity?

                    IF YOU ANSWERED "YES" TO EITHER QUESTION, PLEASE COMPLETE BELOW AND ATTACH TRANSFER PAPERWORK AND ANY NECESSARY STATE REPLACEMENT FORMS:

   ------------------------------------------    [ ] Annuity  [ ] Life Insurance
   Issuing Company       Contract Number

   ------------------------------------------    [ ] Annuity  [ ] Life Insurance
   Issuing Company       Contract Number

   I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE FIRST OF THE MONTH FOLLOWING THE ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CONTRACT DATE (IRAS AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE DISTRIBUTIONS TO BEGIN BY AGE 70 1/2). ALTERNATE MATURITY DATE-----------------------------

   I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

   I HAVE READ THE APPLICABLE FRAUD STATEMENT CONTAINED IN THE STATE DISCLOSURES SECTION.

   I CERTIFY MY STATUS AS A CITIZEN OF THE UNITED STATES OF AMERICA OR A RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.

   X
   -----------------------------------   --------------------------------------   -----  -----  ----------
   Signature of Owner                    City, State                              Date (mm dd yyyy)

   X
   -----------------------------------   --------------------------------------
   Signature of Co-owner (if any)

   X
   -----------------------------------   --------------------------------------
   Signature of Annuitant                 City, State

   X
   -----------------------------------
   Signature of Co-annuitant (if any)

16. AGENT INFORMATION

   A. AGENT CERTIFICATION
   [ ] YES [ ] NO  Does the annuitant or applicant have existing individual life insurance policies or annuity contracts?
   [ ] YES [ ] NO  Will this contract replace or change any existing life insurance or annuity in this or any other company?
   B. OPTION (IF LEFT BLANK, OPTION WILL DEFAULT TO YOUR FIRM'S SELLING
      AGREEMENT)
   [ ] Option A   [ ] Option B1   [ ] Option B2   [ ] Option C
   C. AGENT INFORMATION

   X
   ---------------------------------   ----------------------------------------   -----------------------
   Signature of Agent #1               Printed Name of Agent                      Percentage %

   ---------------------------------   -----------------------------------   ----------------------------
   State License ID                    Broker/Dealer Rep Number              Social Security Number

   -----------------------------------------------------------------------   ----------------------------
   Broker/Dealer Firm                                                        Agent's Telephone Number

   X
   ---------------------------------   ----------------------------------------   -----------------------
   Signature of Agent #2               Printed Name of Agent                      Percentage %

   ---------------------------------   -----------------------------------   -----------------------
   State License ID                    Broker/Dealer Rep Number              Social Security Number

   -----------------------------------------------------------------------   -----------------------
   Broker/Dealer Firm                                                        Agent's Telephone Number

APPVEN0507                                                           0608: 70274

   TELEPHONE/ELECTRONIC TRANSACTION AUTHORIZATION*            ACCEPT   DECLINE

   AS THE OWNER, I WILL RECEIVE THIS PRIVILEGE                [    ]   [     ]
   AUTOMATICALLY. By Marking "Accept," I am also authorizing John Hancock to act on telephone or electronic instructions from any other person who can furnish proper identification. John Hancock will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, John Hancock and its employees will be held harmless for any claim, loss, liability, or expense.

   TELEPHONE WITHDRAWAL AUTHORIZATION*                        ACCEPT   DECLINE

   I authorize the Company to act on withdrawal               [    ]   [  X  ]
   instructions given by telephone from myself or any           Owner MUST
   person who can furnish proper identification.               mark or the
                                                              default will be
                                                                 selected
   If I elect this option, I understand that neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability, or expense in connection with a telephone withdrawal if the Company or such other person acted on telephone withdrawal instructions in good faith in reliance on this authorization.

   AUTOMATIC REBALANCING*                                     ACCEPT   DECLINE

   If marked, the Contract Value, excluding amounts in the    [    ]   [  X  ]
   fixed account investment options, will be automatically       Owner MUST
   rebalanced as indicated by variable Investment                mark or the
   Allocations elected in either Section 9 or 11 of the        default will be
   application, unless subsequently changed. Initial              selected
   Payment must be allocated to at least 2 variable investment options in order to participate in Automatic Rebalancing.

   If a policyholder elects to participate in Automatic
   Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, fund exchanges and subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options.
   Automatic Rebalancing is not available if you are participating in a Dollar Cost Averaging program from a Variable Portfolio.

   Rebalancing will occur on the 25th of the month (or next business day); please indicate frequency. If no frequency is indicated, then Automatic Rebalancing will occur Quarterly:

   [ ] Quarterly [ ] Semi-Annually (June & December) [ ] Annually (December)

     * Unless subsequently changed in accordance with terms of Contract issused.

APPVEN0507 - SO